Fees Summary	Jun. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	3,433.55
Total Transaction Valuation	22,426,830.60
Total Offset Amount	0
Net Fee	$ 3,433.55